As filed with the Securities and Exchange Commission on June 2, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ______)

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X ] Definitive Information Statement

NICHOLAS LIBERTY FUND

A Series of Nicholas Family of Funds, Inc.
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(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

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[ ] Fee paid previously with preliminary materials:

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NICHOLAS LIBERTY FUND

IMPORTANT NOTICE TO STOCKHOLDERS

     We are requesting that you take action regarding your investment in the Nicholas Liberty Fund. At this time, we encourage you to redeem your shares for cash or exchange those shares for shares in another mutual fund offered by Nicholas Company. If you would like to exchange your shares in Nicholas Liberty Fund for shares of another mutual fund offered by Nicholas Company, you should carefully review the prospectus of the fund of your choosing. You may request a free copy of prospectuses for funds offered by the Nicholas Company by contacting Nicholas Company at 1-800-544-6547 or www.nicholasfunds.com. We recommend you consult with your financial adviser regarding the appropriateness of our other mutual fund offerings.

     The Fund's Board of Directors (the "Board") has determined that a complete liquidation and dissolution of the Fund is in the best interests of the Fund and its shareholders and has adopted a Plan of Liquidation and Dissolution (the “Plan”).

The liquidation of the Fund will occur on June 26, 2009 (the “Liquidation Date”).

     On the Liquidation Date, we will redeem or exchange any shares that remain in your account in accordance with the Plan. Shares held in taxable accounts will be redeemed for cash and the proceeds sent to the address of record. Shares held in tax deferred accounts will be exchanged for shares of the Nicholas Money Market Fund, Inc. in another like registered account. Whether you redeem your shares now or wait until the Liquidation Date, the liquidating transaction may be a taxable event to you and you may realize a gain or loss depending on your adjusted tax basis.

     The specific details of the Plan are described in detail in the enclosed Information Statement. We encourage your prompt consideration of these materials and action regarding the direction of your investment.

     If you have any questions regarding the enclosed materials, please contact us at 1-800-544-6547. We will be happy to answer any questions you may have.

NICHOLAS LIBERTY FUND
700 North Water Street
Milwaukee, Wisconsin 53202

June 2, 2009

Dear Fellow Stockholder:

     This Information Statement is to inform you that a special meeting of stockholders of Nicholas Liberty Fund, a series of Nicholas Family of Funds, Inc., a Maryland corporation (the "Fund"), will be held on June 25, 2009 at Nicholas Company, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time (the "Special Meeting").

     The purpose of the meeting is the consideration and adoption of a Plan of Liquidation and Dissolution (the “Plan”). Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the matter. The Fund’s majority stockholder has advised us that he intends to cast the votes of all of his outstanding shares for the Plan. Therefore, approval of the Plan is assured.

     Please note that no proxies will be solicited by the Board of Directors in connection with the meeting. The purposes of this Information Statement is to give you important information regarding the Plan and its implementation. We urge you to read the Information Statement carefully.

Very truly yours, Jeffrey T. May Secretary

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NICHOLAS LIBERTY FUND 700 North Water Street, Milwaukee, Wisconsin 53202 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     Please take notice that a special meeting of stockholders of Nicholas Liberty Fund, a series of Nicholas Family of Funds, Inc., a Maryland corporation (the "Fund"), will be held on June 25, 2009 at Nicholas Company, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time (the "Special Meeting"), for the following purposes:

1.	To adopt a Plan of Liquidation and Dissolution of the Fund; and

2.	To conduct business properly raised before the meeting and any adjournment or postponement of the meeting.

     Only stockholders of record as of the close of business on May 14, 2009 may vote at the special meeting or any adjournments or postponements of the special meeting.

     Persons will be admitted to the meeting upon verification of their shareholdings in Nicholas Liberty Fund. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 14, 2009, the record date for voting.

By order of the Board of Directors of Nicholas Liberty Fund

June 2, 2009

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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INFORMATION STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

NICHOLAS LIBERTY FUND

A Series of Nicholas Family of Funds, Inc., a Maryland Corporation

700 North Water Street Milwaukee, Wisconsin 53202 (800) 544-6547 ---------------- INTRODUCTION

     This Information Statement is being furnished in connection with a special meeting of the stockholders of Nicholas Liberty Fund (the "Fund," “we” or “us”), a series of Nicholas Family of Funds, Inc., to be held at the office of Nicholas Company, Inc. (“NCI”) at 700 North Water Street, Milwaukee, Wisconsin 53202, on June 25, 2009, to the holders of record as of the close of business on May 14, 2009 (the "Record Date") of shares of beneficial interest in Nicholas Liberty Fund. This Information Statement and the notice of meeting are first being mailed to stockholders on June 2, 2009.

     The purpose of the special meeting is to consider a Plan of Liquidation and Dissolution (the “Plan”) previously adopted by the Fund’s Board of Directors (the "Board") following a determination that a complete liquidation and dissolution of the Fund is in the best interests of the Fund and its stockholders. At the time of its decision, the Fund had approximately $7.0 million in net assets and an expense ratio, absent reimbursement, of 3.02% . Based on this and other relevant information, the Board concluded, among other things, that the Fund did not have sufficient assets to maintain a reasonable expense ratio and that it was unlikely that sales of the Fund's shares would increase to a more viable level. Accordingly, the Board determined that continued operation of the Fund was not economically feasible or in the best interests of the Fund or its stockholders and adopted the Plan.

     Mr. Albert O. Nicholas (the “Majority Stockholder”) has the power to vote a majority of the outstanding shares of the Fund which consists of 319,147.08 shares of beneficial interest in the Fund, or 67.04% of the outstanding shares as of the Record Date. Mr. Nicholas has informed us that he intends to cast the votes of all of his outstanding shares for the Plan. Such a vote would constitute the approval of a majority of the Fund's outstanding shares of beneficial interest and is sufficient under the Nicholas Family of Funds, Inc. Articles of Incorporation, as amended and Nicholas Family of Funds, Inc. Bylaws (the “Bylaws”) to liquidate and dissolve the Fund. Accordingly, your vote is not being solicited in connection with the liquidation and dissolution of the Fund.

     The effective date of the Plan ("Effective Date") will be at least twenty (20) days after this Information Statement is first sent to stockholders and immediately upon receipt of approval of stockholders at the special meeting, which Effective Date will be on June 25, 2009. On the Effective Date, or as soon as is reasonable and practicable after the Effective Date, the Fund's investment adviser may engage in such transactions as may be necessary or appropriate to effect the complete liquidation of the Fund (such date, the “Liquidation Date”).

At this time, we know of no other business to be brought before the special meeting.

     This Information Statement is being furnished to provide you with certain information concerning the liquidation and dissolution of the Fund in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the regulations promulgated thereunder, including Regulation 14C.

      We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

     As of the close of business on the Record Date, 476,041.736 shares of beneficial interest in the Fund were issued and outstanding.

VOTING REQUIREMENTS

Record Date and Outstanding Shares

     Only those stockholders owning shares as of the close of business on May 14, 2009, the Record Date, may vote at the meeting or any adjournments or postponements of the meeting. Shares of the Fund will vote as a single class as to the Plan. On the Record Date, 476,041.736 shares of common stock of the Fund were outstanding and the Fund had no other class of equity securities outstanding.

Quorum and Required Vote

     In order for the Special Meeting to go forward, there must be a quorum. This means that at least one-third of the Fund's outstanding shares must be represented at the meeting either in person or by proxy. The approval of the Plan by stockholders of the Fund requires the affirmative vote of a majority of all the votes entitled to be cast on the matter. No stockholder is entitled to cumulative voting or appraisal rights.

     The Majority Stockholder has informed the Fund that he intends to cast the votes of all of his outstanding shares for the Plan, and as a result, a majority of the shares entitled to be cast on the matter will be voted affirmatively at the special meeting.

THE FUND

About the Fund and Certain Service Providers

     The Fund is a separate series (or portfolio) of Nicholas Family of Funds, Inc., an open-end investment management company organized as a Maryland corporation. The Fund’s primary investment objective historically has been growth through investing primarily in domestic equity securities. The Fund currently is closed to new investors, and no sales of shares will be made to investors. The principal executive offices of the Fund are located at 700 North Water Street, Milwaukee, Wisconsin 53202.

     NCI has served as the Fund's investment adviser since the Fund’s inception. NCI is an independent investment management firm known for its independent research, disciplined valuation process and long-term investment philosophy. Pursuant to an investment advisory agreement with the Fund, NCI provides continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Board.

     NCI is the investment adviser to six other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas High Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. (“Nicholas Money Market Fund”), and Nicholas Equity Income Fund, Inc. As of March 31, 2009, NCI had approximately $1.7 billion in assets under management. The principal business address of NCI is 700 North Water Street, Milwaukee, Wisconsin 53202.

     Mr. Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Nicholas is a member of the board of directors and Chief Executive Officer of NCI. Mr. Nicholas owns a majority of the Fund’s outstanding shares.

THE PLAN OF LIQUIDATION AND DISSOLUTION

Reasons for the Liquidation and Dissolution of the Fund

     On February 9, 2009, the Board, including a majority of the directors who are not "interested persons" of the Fund under the 1940 Act (the "Independent Directors"), considered and concluded that it would be in the best interests of the Fund's stockholders that the Fund be liquidated and dissolved. In reaching its decision, the Board considered information provided by NCI, including:

l the relatively small asset size and limited growth prospects of the Fund;

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  the continuing relatively high level of Fund expenses and the expectation that NCI would not continue to voluntarily absorb a portion of the Fund’s expenses;
  the level of assets that would be needed to decrease the expense ratio of the Fund; and
  the resignation from NCI of the Fund’s portfolio manager.

     After analyzing these and other factors and considering other alternatives to liquidating the Fund, the Board, including all of the Independent Directors, unanimously approved and adopted resolutions declaring that a liquidation and termination of the Fund was in the best interests of the Fund and its stockholders and approved the Plan, the form of which is attached to this Information Statement as Annex A.

Liquidating Distributions

     Stockholders of taxable accounts in the Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the cash proceeds of their account sent to them at their address of record when the liquidation occurs. Unless otherwise instructed or determined to be prohibited by law, shares held directly with the Fund in an individual retirement account ("IRA"), Roth IRA, SEP, SARSEP, Coverdell Education Savings Account, custodial accounts, or certain other retirement plan accounts (such accounts, collectively “Qualified Accounts”) will be exchanged on the Liquidation Date for shares of the Nicholas Money Market Fund in order to avoid loss of favorable tax treatment. The proportionate interest of stockholders in the assets of the Fund will be fixed on the basis of their holdings of Fund shares on the Liquidation Date.

     The Fund will use reasonable efforts to identify all Qualified Accounts, but there can be no assurance that some cash distributions will not be made from such accounts. Accordingly, the Fund encourages stockholders who hold Fund shares in Qualified Accounts to take one of the following actions prior to the Liquidation:

  instruct the Fund to redeem the shares and transfer the proceeds to a qualified account with a different custodian or trustee (this type of transfer is commonly referred to as a “trustee-to- trustee transfer” or “direct transfer”);
  instruct the Fund to transfer the shares to a qualified account in another fund in the Nicholas Family of Funds; or
  roll over the distribution within 60 days of the date of the distribution to another qualified account.

     The Nicholas Money Market Fund’s investment adviser is NCI. A copy of the prospectus of Nicholas Money Market Fund, dated April 30, 2009, is attached to this Information Statement as Annex B. Investors are encouraged to carefully review the prospectus of the Nicholas Money Market Fund or any other fund of their choosing in the Nicholas Family of Funds in connection with their investment decision. A copy of each prospectus may be obtained by contacting NCI at 1-800-544-6547 or www.nicholasfunds.com.

Description of the Plan and Related Transactions

     The Board has approved the plan and the Majority Stockholder has indicated his intent to vote all of his shares in favor of the Plan, which is summarized below. The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached to this Information Statement as Annex A. Stockholders are urged to read the Plan in its entirety.

     Effective Date of the Plan and Cessation of the Fund's Activities as an Investment Company. The Effective Date will be on June 25, 2009, at least twenty (20) days after this Information Statement is first sent to stockholders and immediately upon receipt of stockholder approval. The Fund will cease to conduct business as soon as reasonably practicable following the Effective Date.

     Payments of Debts; Expenses of the Termination and Liquidation. As soon as practicable after the Effective Date, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents or otherwise provide for, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distribution described below. NCI will bear all of the expenses incurred by the Fund in carrying out the Plan including, but not limited to, all printing, legal,

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accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of stockholders, whether or not the liquidation contemplated by the Plan is effected.

     Liquidation and Distribution. On the Liquidation Date, the Fund's assets will be liquidated at market prices and on such terms and conditions as determined to be reasonable and in the best interests of the Fund and its stockholders in light of the circumstances in which they are sold. After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund's expenses, the Fund's remaining assets will be distributed to Fund stockholders on a pro rata basis in liquidation of the Fund. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), the distribution of the Fund's net assets is expected to be made in complete cancellation of all of the Fund's outstanding shares of beneficial interest. The distribution of the Fund's net assets is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge any unpaid liabilities and obligations of the Fund. Each Fund stockholder will receive a liquidating distribution equal to the stockholder's proportionate interest in the net assets of the Fund; provided that, unless otherwise instructed or determined to be prohibited by law, shares held directly with the Fund in Qualified Accounts will be exchanged on the Liquidation Date for shares of the Nicholas Money Market Fund in order to avoid loss of favorable tax treatment.

     Amendments. The Board may authorize variations from, or amendments of, the provisions of this Plan that it deems necessary or appropriate to effect such distributions and the Fund's liquidation and termination.

     Redemptions. Stockholders may continue to redeem or exchange shares of the Fund up to and including the Liquidation Date, consistent with the Fund's current prospectus.

Certain Income Tax Consequences

     The following is only a general summary of the United States Federal income tax consequences of the Plan. This summary does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders subject to special treatment under U.S. federal income tax law. Furthermore, this summary does not address state or local tax consequences. Stockholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidating distribution, as well as any tax consequences under any applicable state, local or foreign tax law. Please note that for purposes of United States Treasury Circular 230, this Information Statement is not intended to be treated as a reliance opinion or a marketed opinion. Please note that this Information Statement was not intended or written to be used and that it cannot be used for the purpose of avoiding federal income tax penalties.

     General. The liquidating distributions received by a stockholder will be treated for Federal income tax purposes as full payment in exchange for the stockholder's shares. Thus, a stockholder who is a United States resident or citizen will be taxed only to the extent the amount of the balance of the distribution exceeds his or her basis in such shares; if the amount received is less than his or her basis, the stockholder will realize a loss. The stockholder's gain or loss will be a capital gain or capital loss if such shares are held as capital assets.

     Corporate stockholders should note that there is no preferential Federal income tax rate applicable to capital gains for corporations under the Code. Accordingly, all income recognized by a corporate stockholder pursuant to the liquidation of the Fund will be subject to tax at the same Federal income tax rate as applicable to ordinary income.

     Under certain provisions of the Code, some stockholders may be subject to a 28% withholding tax on the liquidating distribution ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.

     IRAs and Other Qualified Accounts. If your Fund shares are held in a Qualified Account, you must reinvest the liquidating distribution(s) you receive through that Qualified Account to avoid possible penalties and adverse tax consequences. In addition, if your Fund shares are held in a Qualified Account and the redemption check is mailed directly to you, the amount you receive may be reduced by any required federal or state income tax withholding. Such a distribution would be taxable as ordinary income to you for federal income tax purposes for the year in which you receive the distribution. In addition, if you have not attained the age of 59 1/2, the distribution

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generally would be subject to an additional 10% early withdrawal penalty. Nonetheless, in such a situation, a taxable event may be avoided by, on or prior to the Liquidation Date:

  instructing the Fund to redeem the shares and transfer the proceeds to a qualified account with a different custodian or trustee (this type of transfer is commonly referred to as a “trustee-to-trustee transfer” or “direct transfer”);
  instructing the Fund to transfer the shares to a qualified account in another fund in the Nicholas Family of Funds; or
  rolling over the distribution within 60 days of the date of the distribution to another qualified account.

     There are many rules governing qualified plans and the transfer and rollover treatment of assets held by a qualified plan. In addition, tax results may vary depending on the status of the owner of the qualified plan. Therefore, owners of Qualified Accounts that will receive liquidating distributions should consult with their own tax advisers for more complete information regarding the tax consequences of liquidating distributions.

     No tax ruling has been or will be requested from the Internal Revenue Service regarding the payment or receipt of a liquidation distribution. The statements above are not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary.

Impact of the Plan on the Fund's Status under the Investment Company Act

     After the Effective Date, the Fund will carry on no business as an investment company except for the purpose of winding up its affairs. As soon as practicable after the final liquidating distribution to Fund stockholders, the Fund will apply for deregistration under the Investment Company Act. It is expected that the Securities and Exchange Commission will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the Investment Company Act. Until the Fund's withdrawal as an investment company becomes effective, the Fund will continue to be subject to, and will comply with, the Investment Company Act.

Procedure for Termination and Liquidation of the Fund

     On the Effective Date, the Fund shall cease its operations and thereafter shall not engage in any business activities except for the purposes of managing the sale of securities and the Fund's cash levels. Within a reasonable period after the Effective Date (taking into account market conditions and other relevant factors), the directors and officers of the Fund shall proceed to:

  wind up the affairs of the Fund;
  pay or make provision for the payment of the Fund's debts and liabilities; and
  reduce the remaining assets of the Fund to distributable form in cash and to distribute the proceeds to or for the account of the stockholders of the Fund.

Board Conclusion and Stockholder Approval

     The Board has concluded that the proposed Plan is advisable and in the best interests of the Fund and its stockholders. The Majority Shareholder has advised us that he intends to vote all of his shares in favor of the liquidation and dissolution of the Fund in accordance with the Plan.

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OWNERSHIP OF SHARES OF BENEFICIAL INTEREST

     As of the Record Date, there were 476,041.736 shares of the Fund issued and outstanding. The persons who are the record owners of more than 5% of the Fund's outstanding shares as of the Record Date are set forth below. Except as set forth below, the address of all stockholders is c/o Nicholas Company, Inc. 700 North Water Street, Milwaukee, Wisconsin 53202.

Name and Address of Owner	Number of Shares	Percentage
		Ownership

Principal Stockholders:
Nicholas Company, Inc. Employees Profit-Sharing Trust	89,920	18.89%
David L. Johnson	29,633	6.22%
Williams Heart Foundation (1)	5,181	1.09%
Directors and Executive Officers:
Albert O. Nicholas (2)	414,249	87.02%
All Executive Officers and Directors as a Group	417,494	87.70%

(1) The investment decisions of the Foundation are made by Mrs. Nancy Nicholas. Mrs. Nicholas is the spouse of Mr. Albert O. Nicholas. Mrs. Nicholas disclaims beneficial ownership of shares held by the Foundation.

(2) Consists of 89,920 shares of common stock held by the Nicholas Company, Inc. Employees Profit-Sharing Trust and 5,181 shares of common stock held by Williams Heart Foundation (the “Foundation”). Mr. Albert O. Nicholas serves as the trustee of the Nicholas Company, Inc. Employees Profit-Sharing Trust (the “Trust”). The investment decisions of Trust are made individually by participants in the Trust. Mr. Albert O. Nicholas disclaims beneficial ownership of shares held by the Trust except to the extent of his pecuniary interest therein. Mrs. Nancy Nicholas, the spouse of Mr. Albert O. Nicholas, serves as the treasurer of the Foundation. The investment decisions of the Foundation are made by Mrs. Nicholas in her capacity as treasurer of the Foundation. Mr. Albert O. Nicholas disclaims beneficial ownership of shares held by the Foundation.

     Because Mr. Albert O. Nicholas is the beneficial owner of more than 25% of the issued and outstanding shares of the Fund, he may be deemed to "control" the Fund, as such term is defined in the 1940 Act. To the knowledge of the Fund, as of the Record Date, no Director owned 1% or more of the Fund's outstanding shares of beneficial interest.

INFORMATION STATEMENT AND STOCKHOLDER REPORT DELIVERY

     The expenses relating to the matter submitted for stockholder approval herein and the expenses of holding the stockholder meeting will be paid by NCI.

     Only one copy of this Information Statement may be mailed to a household, even if more than one person in a household is a Fund stockholder of record. If you would like an additional copy of this Information Statement, please contact us at 1-800-544-6547 or in writing at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

     The Fund will furnish, without charge, a copy of its most recent Annual Report and Semiannual Report to any Fund stockholder upon request. To request a free copy of the current Annual/Semiannual Report to Stockholders or other information about the Fund, or to make stockholder inquiries, please write or call: Nicholas Family of Funds, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-544-6547 (toll-free).

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ANNEX A

PLAN OF LIQUIDATION AND DISSOLUTION OF NICHOLAS LIBERTY FUND A SERIES OF NICHOLAS FAMILY OF FUNDS, INC.

This Plan of Liquidation and Dissolution (the "Plan") of Nicholas Liberty Fund, a series of Nicholas Family of Funds, Inc. (the "Fund"), a corporation organized and existing under the laws of Maryland and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation of the Fund's assets and dissolution of the Fund in conformity with the provisions of the Fund's Articles of Incorporation (the "Articles") and By-Laws and Maryland law.

1. Approval of Plan and Effective Date. The Fund's Board of Directors on February 9, 2009 approved the Plan, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act). The Board of Directors determined that the Plan is advisable and in the best interests of the Fund's stockholders. Pending approval by the Fund's stockholders by an affirmative vote of a majority of the votes entitled to be cast by the common stockholders of the Fund, voting as a single class, the Plan shall become effective at least twenty (20) days after an Information Statement filed on Schedule 14C is first sent to stockholders and immediately upon receipt of approval of stockholders (the "Effective Date"). On the Effective Date, or as soon as is reasonable and practicable after the Effective Date, the Fund's investment adviser may engage in such transactions as may be necessary or appropriate to effect the complete liquidation of the Fund (such date, the “Liquidation Date”).

2. Cessation of Business. On the Effective Date, the Fund shall cease its operations and thereafter shall not engage in any business activities except for the purposes of managing the sale of securities and the Fund's cash levels. On or within a reasonable period after the Effective Date (taking into account market conditions and other relevant factors), the directors and officers of the Fund shall proceed to wind up the affairs of the Fund; to pay or make provision for the payment of the Fund's debts and liabilities; to reduce the remaining assets of the Fund to distributable form in cash and to distribute the proceeds to or for the account of the stockholders of the Fund.

3. Fixing of Interests and Closing of Books. For purposes of determining the stockholders of the Fund entitled to receive payment of all liquidating distributions (as defined below), the proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date. On the Liquidation Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable and the Fund's common shares will cease to be traded on the Liquidation Date.

4. Termination of the Fund. The Fund shall be terminated as soon as reasonably practicable after the Effective Date and the completion of the implementation of this Plan, which date of termination of the Fund shall be determined by the President of the Fund or other authorized officer.

5. Liquidation and Notice of Liquidation of the Fund. On the Liquidation Date, the Fund's investment adviser may engage in such transactions as may be necessary or appropriate to effect the complete liquidation of the Fund.

6. Payment of Liabilities and Expenses. Within a reasonable period after the Effective Date, the Fund shall determine, and there shall be paid or otherwise provided for, all charges, taxes, expenses, liabilities and reserves, whether due or accrued or anticipated, of the Fund (collectively, "Debts").

7. Liquidating Distributions. As soon as practicable after the payment or adequate provision for the payment of all of the Fund's Debts as described in Section 6 of the Plan and upon receipt of such releases, indemnities, and refunding agreements, as they deem necessary for their protection but in no event earlier than twenty (20) days after the filing of a Definitive Information Statement with the Securities and Exchange Commission (the "SEC") pursuant to Regulation 14C under the Securities Exchange Act of 1934 relating to the termination and liquidation of the Fund, the directors or officers of the Fund may distribute the remaining fund assets, in cash or in kind or partly in each, among the stockholders according to their respective rights as described below in this Section 7. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), the distribution of the Fund's assets shall be made in complete cancellation of all of the Fund's outstanding shares of beneficial interest. The distribution of the Fund's assets is expected to consist of cash representing all the assets of the Fund, less an estimated amount necessary to discharge any unpaid liabilities and obligations of the Fund. Each Fund stockholder will receive a liquidating distribution equal to the stockholder's proportionate interest in the net assets of the Fund; provided that, unless otherwise instructed or determined to be prohibited by law, shares held directly with the Fund in an individual retirement account ("IRA"), Roth IRA, SEP, SARSEP, Coverdell Education Savings Account, custodial accounts, or certain other retirement plan accounts will be exchanged on the Liquidation Date for shares of the Nicholas Money Market Fund, Inc. in order to avoid loss of favorable tax treatment.

8. Deregistration under the Investment Company Act. As soon as practicable, the Fund shall take action to become deregistered as an investment company under the Investment Company Act.

9. Dissolution under Maryland Law.

At the discretion of the officers of the Fund:

     a. Within the time frame set forth above, the officers shall cause to be filed Articles of Dissolution of Nicholas Family of Funds, Inc. with the State Department of Assessments and Taxation of Maryland, pursuant to Sections 3-406 and 3-407 of the Maryland General Corporation Law.

     b. Make any other filings or notices that are required under the Maryland General Corporation Law in order for Nicholas Family of Funds, Inc. to be dissolved.

10. Additional Tax Matters.

     a. This Plan is intended to, and shall, constitute a plan of liquidation constituting the complete liquidation of the Fund, as described in Section 331, or 332, as the case may be, and Section 562(b) of the Code.

     b. Within thirty (30) days after the Effective Date or such later date as permitted by applicable law, the officers of the Fund shall file a return on Form 966 with the Internal Revenue Service, as required by Section 6043(a) of the Code, for and on behalf of the Fund.

11. Authority of Officers. The officers of the Fund shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or advisable to carry out the purposes of this Plan, including preparing and executing documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. Without limiting the generality of the foregoing, the officers and directors are authorized and empowered:

     a. To sell any and all property of the Fund at private or public sales (and if at public sales, then upon such public notices as may be determined to be necessary and appropriate), for such consideration and upon such terms as they may deem proper, and to collect the accounts receivable or to compromise, settle or otherwise convert the same into cash;

     b. To declare to or for the accounts of the stockholders a liquidating distribution or liquidating distributions in kind or in cash;

     c. To execute for or on behalf of the Fund, in its corporate name and under its corporate seal, such contracts of sale, deeds, assignments, bills of sale and other papers as may be necessary, desirable or convenient in connection with the carrying out of this Plan; and

2

     d. To pay all costs and expenses, including Debts, fees to directors and officers, taxes and other liabilities incurred by the Fund or by such directors or officers in connection with the carrying out of this Plan.

12. Amendment of Plan. A majority of the Board of Directors shall have the power to authorize such variations from or amendments of the provisions of this Plan as may be necessary or appropriate to effect the complete liquidation and dissolution of the Fund, and the distribution of assets to stockholders in accordance with the purposes to be accomplished by this Plan. Except as provided in the foregoing sentence, this Plan shall be irrevocable.

3

ANNEX B

PROSPECTUS OF NICHOLAS MONEY MARKET FUND

PROSPECTUS APRIL 30, 2009

Nicholas Money Market Fund, Inc.

The Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

Nicholas Money Market Fund, Inc. (the “Fund”) is a no-load diversified mutual fund.

The Fund’s investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

Investment Adviser
NICHOLAS COMPANY, INC.
Minimum Initial Investment - $2,000

TABLE OF CONTENTS
Page
OVERVIEW	1
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	4
FINANCIAL HIGHLIGHTS	7
THE FUND’S INVESTMENT ADVISER	8
PRICING OF FUND SHARES AND USE OF
AMORTIZED COST METHOD OF EVALUATION	9
PURCHASE OF FUND SHARES	10
REDEMPTION AND EXCHANGE OF FUND SHARES	12
USE OF A PROCESSING INTERMEDIARY TO
PURCHASE AND REDEEM FUND SHARES	14
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	14
TRANSFER OF FUND SHARES	15
DISTRIBUTION OF FUND SHARES	15
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS	15
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN	16
SYSTEMATIC WITHDRAWAL PLAN	17
TAX DEFERRED ACCOUNTS	17
DISCLOSURE OF PORTFOLIO HOLDINGS	17
APPENDIX A: DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS	18
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

You should rely only on the information contained in this document, or incorporated by reference.
The Fund has not authorized anyone to provide you with information that is different.

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

Investment Objective

     The Fund’s primary investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

     The Fund is managed to provide a stable share price of $1.00, but there can be no assurance that the net asset value per share will not vary. The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in commercial paper, variable rate demand notes, other corporate debt instruments that meet specific credit quality and maturity standards (as discussed further herein), government securities, and financial institution obligations. Financial institution obligations include certificates of deposit and banker’s acceptances.

     Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940. These standards include requirements to maintain high credit quality in its portfolio, maintain a short average portfolio maturity to minimize the effects of changes in interest rates on the value of the portfolio and to diversify the Fund’s investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund’s shares. The Fund manages its portfolio subject to these strict SEC guidelines. To minimize the effect of changing interest rates on the net asset value of the Fund’s shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

     The Fund’s Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions.

     For further information on the Fund’s principal investment strategies and how the Fund invests, see “Investment Objective, Principal Investment Strategies and Risks.”

Principal Risks of Investing

     Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund’s return will equal or exceed the rate of inflation. The principal risks of investing in the Fund are:

     Credit Risk. There is a risk that any of the issuers of the securities held by the Fund may have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price.

     Interest Rate or Market Risk. A sharp and unexpected rise in interest rates could result in a decline in the prices of fixed income securities in which the Fund invests. As a result, the Fund’s share price could drop below $1.00.

     Illiquid and Restricted Securities. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements, in amounts not to exceed 10% of the value of the total assets of the Fund. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. However, the Fund is subject to an overriding restriction that all illiquid securities held by the Fund may not exceed 10% of the value of the Fund’s total net assets. Difficulty in selling a security may result in a loss to the Fund or additional costs.

     Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference herein.

     Selection Risk. The Fund also is subject to selection risk, which is the risk that the investments the Fund’s adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

     As with all mutual funds, there is no guarantee that the Fund will achieve its goals. For further information on the Fund’s principal investment strategies and the risks of investing in the Fund, see “Investment Objective, Principal Investment Strategies and Risks.”

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

Performance

     The bar chart and table shown below provide some indication of the risks of investing in the Fund. They show the variability of the Fund’s total return for the last ten calendar years, and how the Fund’s historical performance compares with a broad measure of market performance. Variability of returns is one measure of the risks of investing in money market funds. The Fund’s returns, as shown below, have reflected changes in prevailing interest rates.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 1.59% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.14% (for the quarter ended June 30, 2004).

     This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2008 (the Fund’s most recently completed calendar year), compared to the returns of the Consumer Price Index (“CPI”).

	One	Five	Ten
	Year	Year	Year

Nicholas Money Market Fund, Inc	2.26%	3.06%	3.22%
CPI	-0.09%	2.66%	2.55%
7 Day Yield(1)	1.53%

(1)	The Fund’s 7-day yield as of December 31, 2008 was calculated according to a required standard formula. To obtain the Fund’s current 7-day yield information, please call 1-800-544-6547.

Of course, the Fund’s past performance is no guarantee of its future returns.

Fees and Expenses of the Fund

     Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The Fund’s adviser, Nicholas Company, Inc. (the “Adviser”), has or may voluntarily undertake to waive a portion of the Fund’s management fee to the extent necessary to assist the Fund in attempting to avoid a negative yield. There is no guarantee that the Fund will avoid a negative yield. Such undertaking may be amended or withdrawn at any time.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None(1)
Exchange Fee	None
Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)
Management Fees	0.30%
Distribution [and/or Service] (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.49%

(1)	The Fund’s transfer agent charges $15.00 for each wire redemption.
(2)	Annual Fund Operating Expenses are based on expenses incurred for the year ended December 31, 2008.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year

The Example assumes that you invest $10,000 in
the Fund for the time periods indicated and then
redeem all of your shares at the end of those
periods. The Example also assumes that your
investment has a 5% return each year and that
the Fund’s operating expenses remain the same.
Although your actual costs may be higher or
lower, based on these assumptions, your costs
would be:	$50	$157	$274	$616

     For a further description of the fees paid to the Fund’s adviser, Nicholas Company, Inc., see “The Fund’s Investment Adviser.”

Portfolio Management

     Mr. Jeffrey T. May is Senior Vice President, Treasurer, Chief Compliance Officer and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Jeffrey T. May is Senior Vice President, Treasurer and Chief Compliance Officer of the Adviser, and has been employed by the Adviser since 1987. He is a Certified Public Accountant.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     This section provides a more detailed description of the Fund’s investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund’s principal investment strategies and principal risks of investing in the Fund.

What is the primary investment objective of the Fund?

     The investment objective of Nicholas Money Market Fund, Inc. is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

How does the Fund pursue its primary investment objective?

     The Fund is managed to provide a stable share price of $1.00. The Fund’s Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940 (the “Investment Company Act”). To minimize the effect of changing interest rates on the net asset value of the Fund’s shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

     To pursue the Fund’s goal of high current income consistent with stability of principal and providing liquidity, the Fund invests only in short-term instruments (maturing in 397 days or less from the date of purchase) and primarily invests in the following types of securities:

Commercial Paper. (A short-term unsecured promissory note that domestic or foreign corporations typically issue to finance current operations and other short-term credit needs.)

The Fund may buy commercial paper only if it meets the following quality standards:

rated A-2 or better by Standard & Poor’s Corporation (“S&P”) or P-2 or better by Moody’s Investor Service, Inc. (“Moody’s”), or the equivalent rating by any of the national rating organizations; or

if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody’s or the equivalent by any of the national rating organization.

Variable Rate Demand Notes. (Unsecured instruments which provide for periodic adjustments in the interest rate.) The Fund may purchase these instruments if:

rated A-2 or better by S&P or P-2 or better by Moody’s or the equivalent by any of the national rating organizations; or

if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody’s or the equivalent by any of the national rating organizations.

Other Corporate Obligations. Other debt obligations issued by companies with a maturity of not more than 397 days and rated at least A by S&P, A by Moody’s or the equivalent by any of the national rating organizations. An example of a corporate obligation would be a fixed rate debt security issued by a corporation which meets the foregoing maturity and credit quality standards.

Government Securities. (Obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or other government securities.)

Financial Institution Obligations. (Certificates of deposit and bankers’ acceptances.)

Investments must be obligations of:

U.S. banks or savings and loan associations (including foreign branches of such banks) with a net worth of at least $100,000,000 or other banks and savings and loans if the principal amount of the Fund’s investment in a certificate of deposit is insured by the Federal Deposit Insurance Corporation (“FDIC”); or

U.S. branches of foreign banks with total assets of at least $1 billion U.S.

Certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of interest and are normally negotiable.

Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

     Subject to certain conditions under the Investment Company Act, the Fund may acquire securities that have not been rated (or whose issuers have not received the requisite ratings on comparable outstanding debt) if the Fund’s Board of Directors determines that they are of comparable quality to otherwise eligible securities.

     There is no minimum percentage of the Fund’s assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund is subject to the following percentage limitations on its investments:

  Not more than 5% of the Fund’s total assets may be invested in securities of unseasoned companies (companies with a record of less than three years’ continuous operations)
  Not more than 5% of the value of the Fund’s total assets may be invested in the securities of one issuer
  Not more than 25% of the value of the Fund’s total assets may be invested in companies of any one industry or group of related industries.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund. These percentage limitations do not apply to securities issued or guaranteed by the United States, its instrumentalities or agencies. In addition, the 25% industry-related restriction does not apply to obligations (including certificates of deposit and bankers’ acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

For a description of commercial paper and bond ratings, please see Appendix A to this Prospectus.

What are the principal risks of investing in Nicholas Money Market Fund?

     Money market funds are managed to maintain a $1.00 per share price. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund’s return will equal or exceed the rate of inflation.

     Credit Risk. There is a risk that any of the issuers of the securities held by the Fund may have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price.

     Interest Rate or Market Risk. A sharp and unexpected rise in interest rates could result in a decline in the prices of fixed income securities in which the Fund invests. As a result, the Fund’s share price could drop below $1.00.

     Illiquid and Restricted Securities. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements, in amounts not to exceed 10% of the value of the total assets of the Fund. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. However, the Fund is subject to an overriding restriction that all illiquid securities held by the Fund may not exceed 10% of the value of the Fund’s total net assets. Difficulty in selling a security may result in a loss to the Fund or additional costs.

     Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference herein.

     Selection Risk. The Fund also is subject to selection risk, which is the risk that the investments the Fund’s Adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

     An investment in the Fund is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

     While the Fund is subject to the risks as summarized above, the Fund is subject to strict requirements relating to its investments under federal law. The Fund must maintain high credit quality in its portfolio, maintain a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Fund’s securities and diversify the Fund’s investments among issuers so as to reduce the effects of a default by any one issuer on the value of the Fund’s shares.

     The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund’s investments are explained in detail in the Fund’s SAI, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest and the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, you should request a copy of the SAI. To learn how to obtain a copy, see the back cover page of this Prospectus.

     As with any mutual fund, there can be no guarantee that the Fund will achieve its goals or that you will not lose money on your investment. There is no guarantee that the Fund’s performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years ended December 31, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s 2008 Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund.

		Year ended December 31,

	2008	2007	2006	2005	2004

NET ASSET VALUE,
BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

INCOME FROM
INVESTMENT OPERATIONS
Net investment income	.022	.047	.045	.027	.009

LESS DISTRIBUTIONS
From net investment income	(.022)	(.047)	(.045)	(.027)	(.009)

NET ASSET VALUE,
END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.26%	4.83%	4.58%	2.75%	.91%
SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$89.7	$84.7	$66.7	$89.8	$90.1
Ratio of expenses to average net assets	.49%	.52%	.56%	.52%	.48%
Ratio of net investment income
to average net assets	2.21%	4.72%	4.45%	2.74%	.91%

     Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future.

THE FUND’S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund’s business affairs, subject to supervision by the Fund’s Board of Directors.

     The Adviser is the investment adviser to six other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas High Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.). As of December 31, 2008, the Adviser had approximately $1.9 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three-tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. For the fiscal year ended December 31, 2008, the aggregate fee paid to the Adviser was 0.30% . The Adviser has agreed to reduce such management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount. The Adviser may voluntarily undertake to waive a portion of the Fund’s management fee. Such undertaking may be amended or withdrawn at any time. A discussion regarding the basis for the Board of Directors approval of the Fund’s Investment Advisory Agreement is available in the Fund’s Semiannual Report to Shareholders for the period ended June 30.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. The Fund also pays the Adviser for accounting and administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. A description of the payment guidelines is included in the Fund’s SAI under “The Fund’s Investment Adviser.”

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Director of the Adviser, and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser.

     PRICING OF FUND SHARES AND USE OF AMORTIZED COST METHOD OF EVALUATION

     The Fund’s price per share is the net asset value (“NAV”) of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. The NAV of the Fund’s shares is expected by management to remain constant at $1.00 per share. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for unrestricted trading and when the Federal Reserve Banks are open for business.

     Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated (which generally is expected by the Fund to remain constant at $1.00 per share) after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day when the NYSE and/or the Federal Reserve Banks are closed, the NAV will be determined as of the close of the next day the NYSE is open for trading. Generally, shares of the Fund may not be purchased, redeemed or exchanged on days when the Federal Reserve Banks are closed.

     Portfolio securities are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates.

     Pursuant to Section 270.2a -7 of the Code of Federal Regulations, the Board of Directors has established procedures designed to stabilize the NAV per share at $1.00. Under most conditions, management believes this will be possible, but there can be no assurance they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a “money market” fund, the Fund will comply with the applicable provisions of Section 270.2a -7, and in particular, will comply with the following: (i) the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share and specifically will limit the dollar weighted average portfolio maturity of the Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than 397 days (with certain exceptions permitted by the rules of the SEC); (ii) the Fund will limit its portfolio investments to those instruments its Board of Directors determines present minimal credit risks, and are otherwise in accordance with the Fund’s investment objectives and restrictions; and (iii) the Fund will adhere to the portfolio diversification requirements set forth in Section 270.2a -7. Calculations are done periodically to compare the value of the Fund’s portfolio at amortized cost versus current market values. In the event the per share NAV should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

MINIMUM INVESTMENT	$2,000	$100
$50 via the Automatic
Investment Plan

BY MAIL	Complete and sign the	Send your check along with
Regular Mail:	Account Application.	the Invest by Mail form
Nicholas Funds		detached from your
c/o U.S. Bancorp Fund Services, LLC	Make your check payable	confirmation statement.
P.O. Box 2944	to Nicholas Funds.
Milwaukee, Wisconsin 53201-2944		Send your check payable to
Overnight Mail:		Nicholas Funds with your
Nicholas Funds		account number in the
c/o U.S. Bancorp Fund Services, LLC		memo field.
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

BY INTERNET –	You may not make an	Visit www.nicholasfunds.com
www.nicholasfunds.com	initial purchase of Fund	and click on “Account
The Fund must have bank	shares via the internet.	Access” to purchase or
instructions on file to purchase		exchange shares from another
Fund shares this way.		fund in the Nicholas complex.

BY TELEPHONE – 800-544-6547	You may not make an	Call the Fund’s transfer agent,
414-276-0535	initial purchase of Fund	U.S. Bancorp Fund Services,
The Fund must have bank	shares via the telephone.	LLC, during business hours
instructions on file to purchase		(8:00 A.M. to 7:00 P.M.
Fund shares this way.		Central Time).
Telephone calls will be recorded.

BY WIRE	Complete and send in an	Call U.S. Bancorp to notify
U.S. Bank, N.A.	Account Application. The	800-544-6547 or
ABA 075000022	completed application must	414-276-0535.
U.S. Bancorp Fund Services, LLC	be received in advance of
Account 112-952-137	the wire.
Nicholas Money Market Fund, Inc.
(shareholder account number)	Call U.S. Bancorp to notify
(shareholder registration)	800-544-6547 or
414-276-0535.

AUTOMATIC INVESTMENT	Not applicable.	Contact the Fund for
PLAN		additional information.
U.S. Bancorp
800-544-6547 or 414-276-0535

Other Information about Purchasing Fund Shares

     Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund, and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Purchase of shares will be made in full and fractional shares computed to three decimal places.

     Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, cashiers checks, third-

party checks, Treasury checks, credit card checks, starter checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent or your Automated Clearing House (“ACH”) transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders.

     Under the Automatic Investment Plan, you may purchase Fund shares automatically on a monthly basis. You may authorize the Fund to withdraw $50 or more from your bank on a monthly basis. To participate in this plan, you must complete the “Automatic Investment Plan” section of the application or contact the Fund at 800-544-6547 for additional information.

     In compliance with the USA Patriot Act of 2001, please note that the transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted as a permanent street address. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) if you need additional assistance when completing your application. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

     If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

     You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Fund.

     Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application.

     Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund’s transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds.

     The Fund will not issue certificates representing Fund shares. The Fund’s transfer agent will credit the shareholder’s account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL	Written redemption and exchange requests must include the
Regular Mail:	name of the Fund, the account number(s), the amount of
Nicholas Funds	money or number of shares being redeemed or exchanged,
c/o U.S. Bancorp Fund Services, LLC	the name(s) on the account(s) and the signature(s) of each
P.O. Box 2944	registered account holder. If an account registration is
Milwaukee, Wisconsin 53201-2944	individual, joint tenants, sole proprietorship, custodial
(Uniform Transfer to Minors Act), or general partners, the
Overnight Mail:	written request must be signed exactly as the account is
Nicholas Funds	registered. If the account is owned jointly, all owners must
c/o U.S. Bancorp Fund Services, LLC	sign.
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

BY INTERNET –	Visit www.nicholasfunds.com and click on “Account
www.nicholasfunds.com	Access” to redeem or exchange shares to another fund in the
The Fund must have bank	Nicholas complex.
instructions on file to redeem
Fund shares this way.

BY TELEPHONE – 800-544-6547	Call the Fund’s transfer agent, U.S. Bancorp Fund Services,
414-276-0535	LLC, during business hours (8:00 A.M. to 7:00 P.M. Central
Telephone calls will be recorded.	Time).

BY WIRE – 800-544-6547	Call U.S. Bancorp to request wire redemptions.
414-276-0535

SYSTEMATIC WITHDRAWAL	Contact the Fund for additional information.
PLAN
U.S. Bancorp
800-544-6547 or 414-276-0535

Other Information about Redeeming and Exchanging Fund Shares

     All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

     You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

     You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

     Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     You may not fax your redemption or exchange request. The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

     The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     If you have an individual retirement account (“IRA”) or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet.

     Nicholas Company, Inc. also is the Adviser to Nicholas High Income Fund, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc., which offer both Class I and Class N shares, as well as Nicholas Equity Income Fund, Inc., Nicholas Fund, Inc. and Nicholas Liberty Fund, all of which have investment objectives as discussed in separate prospectuses.

     If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas Funds detailed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc. If you exercise an exchange into this Fund on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the fund being exchanged will be redeemed on the day upon which the exchange request is received and your Fund shares will be issued. However, on days when the Federal Reserve Banks are closed, the Fund is unable to invest your exchanged amount; therefore you will not receive interest for this one-day period.

     If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

     A signature guarantee helps protect the Fund and shareholders against fraud. A signature guarantee of each owner is required in the following situations:

  if you change or transfer the registration of your account if you change the bank account of record for your account
  if you opted out of telephone or internet privileges and would like to re-establish these on your account when you want the redemption proceeds sent to a different address than is registered on the account if the redemption proceeds are to be made payable to someone other than the account owner(s)
  any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request

• for redemption requests greater than $100,000.

     Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor. The Fund may waive or modify any signature guarantee requirements at any time.

     If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

     USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

     You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers (“Processing Intermediaries”). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you invest in the Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an “Authorized Agent”). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund’s NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of the fund’s portfolio, may impact fund performance and may increase brokerage, administrative and other expenses. The Fund reserves the right to reject any purchase request, including exchange requests from other Nicholas Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, the Fund cannot ensure that its efforts will eliminate all risks of market timing.

     The Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by the Fund’s Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an “omnibus account” where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, the Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting the Fund’s policies and procedures, the Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.

     Under the Fund’s policies and procedures, the Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Fund. We may consider trading in the Fund’s shares to be disruptive if we detect one or more of the following in an account:

  Shares traded out of the Fund within a short period of time after the shares were purchased;
  Two or more purchases and redemptions are made within a short period of time;
  A series of transactions within the Fund that is indicative of a timing pattern or strategy; or
  One or more large trades relative to the Fund’s overall size.

     The Fund reserves the right to take responsive action to trading activity deemed disruptive by the Fund’s compliance committee, even though such trades may not fall into one or more of these categories.

     In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into the Fund and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.

     In determining what action to take with respect to suspected disruptive trading activity, the Fund will act in a manner that is consistent with the best interests of the Fund’s shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Board of Directors.

TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting any transfer requests.

DISTRIBUTION OF FUND SHARES

     Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain.

     The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

     A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gain distributions, is mailed to each shareholder quarterly. Information as to each shareholder’s tax status is given annually.

     For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund’s net investment income are paid to shareholders as ordinary income dividends. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations. If you elect to receive distributions and/or capital gains in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

     Under federal law, some shareholders may be subject to “backup withholding” on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the “Reinvestment Plan”). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. Unless otherwise requested, dividends will be reinvested automatically in additional Fund shares on the last business day of each month. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder’s account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund’s transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the “Plan”) and receive monthly, quarterly, semiannual or annual payments for any designated amount. You may elect to have a check sent to you at your address of record, or proceeds can be sent directly to your predetermined bank account via electronic funds transfer through the Automated Clearing House network. When you participate in the Plan all income and capital gain dividends should be reinvested in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund’s transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

     If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and a Coverdell Savings Account for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. There can be no assurance that the Fund’s policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund’s complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund’s portfolio composition is also posted to the Fund’s website at www.nicholasfunds.com under the heading “Quarterly Factsheet” generally 10 days or more following a calendar quarter end. This summary composition may include the Fund’s top ten holdings and a breakdown by sector.

APPENDIX A: DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

1. Standard & Poor’s Commercial Paper Ratings.

“A-1” and “A-2” are the two highest commercial paper rating categories, and issuers rated in these categories have the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer has access to at least two additional channels of borrowing; (3) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (4)
typically, the issuer is in a strong position in a well-established industry or industries; and (5) the reliability and quality of management is unquestioned. Relative strength or weakness of the above characteristics determine whether an issuer’s paper is rated “A-1” or “A-2.”

2. Moody’s Commercial Paper Ratings.

“Prime-1” and “Prime-2” are the two highest commercial paper rating categories. Moody’s evaluates the salient features that affect a commercial paper issuer’s financial and competitive position.
The appraisal includes, but is not limited to, the review of such factors as: (1) quality of management;
(2) industry strengths and risks; (3) vulnerability to business cycles; (4) competitive position; (5)
liquidity measurements; (6) debt structures; and (7) operating trends and access to capital markets.
Different degrees of weight are applied to the above factors as deemed appropriate for individual situations.

CORPORATE BOND RATINGS

1. Standard & Poor’s Corporate Bond Ratings.

AAA rated bonds are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from
AAA issues only in small degree. Here, too, prices move with the long-term money market.

2. Moody’s Corporate Bond Ratings.

Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

18

Investment Adviser

NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

     The Fund’s Statement of Additional Information (“SAI”), dated April 30, 2009, contains more detailed information on all aspects of Nicholas Money Market Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund’s Annual and Semiannual Report to Shareholders. The Fund’s Annual Report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

     To request a free copy of the current Annual/Semiannual Report to Shareholders or SAI or other information about the Fund, or to make shareholder inquiries, please write or call: Nicholas Money Market Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-544-6547 (toll-free). Along with the Fund’s Annual/Semiannual Report and SAI, additional information about the Fund also can be obtained from the Fund’s Internet website at www.nicholasfunds.com.

     In addition, you can review and copy the Fund’s reports and SAIs at the Commission’s Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC’s Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     For the most current price and return information for the Fund, you may call the Fund at 800-544-6547 (toll-free) or 414-276-0535 or check the Fund’s website at www.nicholasfunds.com. You also can find the most current price of the Fund’s shares in the business section of your newspaper in the money market fund section under the heading “Nicholas.” If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol “NICXX” or the CUSIP number 653739102.

Investment Company Act File No. 811-05537